UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date or Report (Date of earliest event reported): February 19, 2010

GOLD BAG, INC.
(Exact name of registrant as specified in its Charter)

Commission File No.: 000-52720

Nevada	26-4205169
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4695 MacArthur Court, Suite 1430
Newport Beach, CA 92660

(Current Address of Principal Executive Offices)

Phone number: 949-475-9086

(Issuer Telephone Number)

 12830 Hillcrest Rd., Suite 111, Dallas, TX 75230-1547
 (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-21(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 --     Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 19, 2010, Richard O. Weed was elected to the Board of Directors by the stockholders holding a majority of the voting power of the corporation.  Concurrently, Mr. Lance Ayers resigned as an officer and director of the corporation.

Information Concerning Management

As of February 19, 2010, the issuer’s officer’s and directors are:

President - Richard O. Weed

Secretary - Richard O. Weed

Treasurer - Richard O. Weed

Board of Directors - Richard O. Weed

Business Experience of the Officers and Directors

Richard O. Weed, age 47, Board Member, President, Treasurer and Corporate Secretary, is partner in Weed & Co. LLP.  Weed & Co. LLP is a law firm that provides advice on capital formation and business strategy, including litigation.  The firm is known for using analytical firepower, creative problem solving, and resourceful implementation to assist clients.

RICHARD O. WEED, born San Antonio, Texas, June 18, 1962; admitted to bar, 1987, Texas; 1993, California.  Education: University of Texas at Austin (B.B.A., 1984); St. Mary’s University School of Law (J.D., 1987): University of Southern California (M.B.A., 1992). Phi Delta Phi. Senior Associate Editor, St. Mary’s Law Journal, 1986-1987. Adjunct Professor of Law, Western State University College of Law, Irvine, California 1994-1996; Adjunct Professor of Business, DeVry Institute of Technology, Long Beach, California; 1997; Bankruptcy Litigation Attorney Gibson, Dunn & Crutcher, Irvine, California 1993; Business Litigation Attorney with Foster, Lewis, Langley, Gardner & Banack, Inc., San Antonio, Texas 1987-1991.  Member: State Bar of California; State Bar of Texas; American Bar Association; Orange County Bar Association and Association for Corporate Growth.  PRACTICE AREAS: Securities, Business Law, Mergers, Acquisitions and Divestitures, Corporate Law, and Litigation.

Weed & Co. LLP has a written fee agreement to perform legal services until December 31, 2010.  Under the fee agreement, Weed & Co. LLP receives a fixed fee of $10,000 per month.  Further, Mr. Weed received 100,000 shares of common stock and will receive $1,500 per month for serving as Corporate Secretary.

Section 9                      Financial Statement and Exhibits

Item 9.01                      Financial Statement and Exhibits.

10.1           Fee Agreement with Weed & Co. LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gold Bag, Inc.

Dated: March 3, 2010	By:	/s/ Richard O. Weed
Richard O. Weed
President